File Numbers:

333-63416

811-10419

UNITED STATES

Securities and Exchange Commission

Washington, DC. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 50                   X

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Post-Effective Amendment No. 50                   X

The NorthQuest Capital Fund, Inc. (Exact Name of Registrant as Specified

in Charter)

16 Rimwood Lane, Colts Neck, NJ 07722 (Address of Principal Executive Offices)

732-842-3465 (Registrant's Telephone Number)

Peter J. Lencki (Name of Agent)

16 Rimwood Lane, Colts Neck, NJ 07722 (Address of Agent)

Approximate Date of Proposed Public Offering April 16, 2026

It is proposed that this filing will become effective (check the appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)

[X] on April 16, 2026 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previous filed post-effective amendment.

P R O S P E C T U S

April 16, 2026

NORTHQUEST CAPITAL FUND, INC.

The Fund is best suited for investors

seeking long-term capital appreciation

and dividend income.

The Securities and Exchange Commission has

not approved or disapproved these securities, nor has

the Commission determined that this Prospectus

is complete or accurate. Any representation

to the contrary is a criminal offense.

NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane

Colts Neck, NJ 07722

Ticker Symbol: NQCFX

Shareholder Services

800-239-9136

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.northquestfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
PORTFOLIO TURNOVER	1
PRINCIPAL RISKS	2
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RELATED RISKS
Principal Investment Strategies of The Fund	4
Temporary Defensive Positions	6
MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
Investment Adviser	7
Contract Terms	7
Portfolio Manager	8
CAPITAL STOCK
Description of Common Stock	8
Voting Rights	8
PRICING OF FUND SHARES
Market Value of Securities	8
MARKET TIMING POLICY	9
PURCHASE OF FUND SHARES
Initial Investments	9
Subsequent Purchases	9
REDEMPTION OF FUND SHARES
Endorsement Requirements	10
Redemption Price	10
IRA ACCOUNTS	11
DIVIDENDS AND DISTRIBUTIONS
Reinvestments	12
TAX CONSEQUENCES
Tax Distribution	12
PRIVACY POLICY	13
FINANCIAL HIGHLIGHTS	14

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Investment Objective

The NorthQuest Capital Fund (the “Fund”) strives to achieve long-term capital appreciation and to secondarily earn dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment.)

Management Fees:	1.00%
Other Expenses:	0.40%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver [and/or Expense Reimbursement] (1)	None
Total Annual Fund Operating Expenses After Fee Waiver
[and/or Expense Reimbursement]	1.40%

(1)	The Advisor has contractually agreed through August 10, 2026 to reimburse the Fund for expenses that exceed 1.79% per year of the average total net assets of the Fund. The Fund will not refund the Advisor for these reimbursements. This total expense may not be terminated prior to the agreement date except by the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$143	$443	$766	$1,680

PORTFOLIO TURNOVER

The Fund pays transactional costs, such as commissions, when it buys and sells securities (or, "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11.83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in small, large and mid-capitalization companies whose stock prices are considered by the Fund's advisor to be undervalued. Undervalued stocks are generally those with a low share price when measured against the value of the total company. The Fund uses an evaluation methodology in selecting common stocks. This methodology examines and evaluates a company's share price, its financial condition, management's use of capital, and other local and international influences that could affect a company's performance. A secondary goal of the Fund is to earn dividend income from common stocks. The Fund seeks to invest in companies that have adequate free cash flow to pay a dividend and consistently increase their dividends on an annual basis.

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The Fund’s portfolio may move to a defensive position by holding a higher amount of cash during periods of economic turmoil.

PRINCIPAL RISKS

The principal risks of investing in the Fund are:

* Control and Ownership Risk. The Fund’s portfolio manager and immediate family members own a significant number of shares in the Fund. As a consequence, if these individuals decide to sell all of their shares at the same time, the Fund’s expenses (such as brokerage commission costs and taxes owed due to the distribution of capital gains) may increase and cause the Fund to underperform and not meet its investment objective.

* Market and Regulatory Risk. Fund investments will fluctuate as stock markets rise and decline over the short-term or long-term. Volatility can be significant at times and the Fund’s investments may lose value regardless of the individual performance of the companies in the Fund’s portfolio. Volatility may occur due to economic, political, and social events or from government regulations, wars, natural disasters, terrorism, and pandemics which are not directly related to the Fund’s investments. Some Fund investments may have foreign operations which may be subject to risks, including but not limited to currency exchange rates, tariffs, and regulations. You may lose money by investing in the Fund.

* Multi-cap Risk. The Fund's investment in small and medium capitalization (“cap”) stocks generally have a higher risk of business failure, lesser liquidity and greater volatility in market price. As a consequence, small and medium cap stocks have a greater possibility of price decline or loss as compared to large cap stocks. This may cause the Fund not to meet its investment objective.

* Dividend Income Risk. There is no assurance that dividend income will be earned from the Fund's investments.

* Growth Company Risk. Growth common stock securities may experience severe price swings when not meeting earnings or cash flow expectations; and may be out of favor with investors for a period of time despite favorable earnings reports.

* Focused Portfolio Risk. The Fund is non-diversified which means that the Fund’s portfolio consists of a small number of companies. As a consequence, your investment in the Fund has a risk that a single common stock may have a significant event, negative or positive, on the Fund's portfolio.

* Sector or Industry Risk. At times, the Fund may invest a higher percentage of its total assets in a specific sector or industry. Changes or issues affecting a sector or industry may have a substantial impact on the performance of the Fund’s portfolio. Individual sectors and industries may be more volatile, and may possess particular risks, that may perform differently than the broader market.

* Managed Fund and Key Personnel Risk. The Fund may under perform other investments as a result of investment selections recommended by the Fund's investment adviser. Additionally, if key personnel become unavailable to the investment adviser, including the Fund’s portfolio manager, the Fund could experience material adverse effects, including significant redemptions which could force the Fund to sell securities when markets conditions are unfavorable.

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* Cybersecurity Risk. Cyber incidents may occur by accident or intentionally. The Fund or its service providers’ operations may be disrupted by such cyber attacks which could result in financial losses, regulatory fines, stock trade order issues, an inability of shareholders to transact business with the Fund, and other unforeseen costs. As a result, the Fund and its shareholders could be negatively affected.

* Large Cash Positions. The Fund may hold a higher amount of cash during challenging economic times (such as a banking or financial crisis) which may prevent the Fund from achieving its long-term capital appreciation. A temporary defensive position is inconsistent with the Fund's investment strategies and the Fund's investment objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table below provide an indication of the risk of investing in the Fund by showing changes year to year (variability of performance). The bar chart shows the Fund performance over a ten-year period. The past performance of the Fund that will be shown will not be an indication of future results.

During the ten-year period shown in the bar chart the highest return for a quarter was 23.21% and the lowest return for a quarter was -21.21%. These returns occurred in quarters ending 06/30/20 and 03/31/20, respectively.

The table shows the Fund's average annual return for the periods of 1 year, 5 years and 10 years and the effect of federal income taxes on these returns and compares those returns with the S&P500 Index with dividends reinvested, a broad measure of market performance. Tax figures for the Fund were calculated using the highest individual federal income tax bracket. Actual after-tax returns may be lower than those shown since they depend on the investor's tax information. State and local taxes were not considered. Please note that this tax information does not apply to tax deferred accounts such as 401K plans and IRA's because such accounts are subject to taxation only upon distribution.

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Performance Table

Average Annual Total Returns:

Periods Ended December 31, 2025

NorthQuest Capital Fund
	1 Year	5 Years	10 Years
Return before taxes	10.86%	9.23%	12.91%
Return after taxes on distributions	10.47%	8.49%	11.55%
Return after taxes on distributions & sale of Fund shares	6.72%	7.23%	10.35%
S&P 500 Index with dividends reinvested (Return before fees, expenses or taxes)	17.88%	14.42%	14.81%

INVESTMENT ADVISOR

The investment advisor is Emerald Research Corporation ("ERC").

PORTFOLIO MANAGER

Peter J. Lencki, President, Treasurer and Chairman of the Fund. Mr. Lencki is President of ERC. He has managed the Fund’s investment portfolio since 2002.

PURCHASE AND SALE OF FUND SHARES

The Fund's minimum initial investment is $1,000 and the minimum for subsequent investments is $100. You may purchase or redeem your shares of the Fund on any business day by mail to:

NorthQuest Capital Fund By telephone: 800-239-9136

C/O Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund seeks long-term capital appreciation and secondarily dividend income by investing primarily in common stock securities of U.S. issuers except for those situations discussed in section “Temporary Defensive Positions”. There is no guarantee that an investment selection recommended by the Fund’s Investment Advisor will be successful. Unforeseen changes in the business may lead to a decline in the value of the company’s stock price. As a consequence, the Fund could lose money and may underperform compared to other Fund’s with similar investment objectives. The Fund’s investment objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund intends to achieve its goals by investing in shares of companies that:

a)	have earnings and revenues growing sequentially, year to year, and are undervalued.
b)	are in the process of turning around after a period of declining earnings and/ or sales.
c)	are under managements, who have a reputation for monitoring expenses, increasing profitability, and reinvesting those profits efficiently.

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Once these investment candidates have been identified, the evaluation methodology stated below is used to select securities:

1. Valuation: To determine the value of an individual company the Investment Adviser will calculate the discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditure needed by the company to maintain its current position. The discount rate used is the current rate of the U.S. 30-year government bond which is adjusted for other factors, including, but not limited to: the impact of economic indicators and company specific fundamentals. When the discounted Free Cash Flow calculates the common stock is undervalued by 25% or more, the company remains in the selection process.

2. Use of Capital: The efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax operating profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. An EVA that is positive and rising with manageable debt usually suggests that management is efficiently allocating capital.

3. Analysis of Fundamentals: The Investment Adviser, ERC, will analyze the financial data of the company under review. The following items are examined in detail; Debt, profit margins, return on shareholder equity, consistency in growth of revenues and earnings, type and viability of business, and competence of management.

4. General Review: The Adviser reviews current social, political, environmental, and economic trends in the U.S. and abroad. This examination is to determine if any of these trends will have a long-term effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are negative long-term implications the company may be eliminated from the selection process.

5. Quarterly Reviews: Each common stock security in the Fund's portfolio is reviewed every 3 months in accordance with items 1 through 3. A significant deviation could indicate a negative change in the long-term performance of such company. In this case, the Fund’s options include, but are not limited to: reducing the number of shares owned or selling all shares of the company and purchasing another security with considerable long-term performance potential.

6. The Fund may deviate without limitation from the above 5 items in the evaluation methodology when evaluating companies under new management and/or in the process of turning around their operations. If item 1 is affirmative it will override the conclusions of items 2, 3 and 4.

Accordingly, any common stock security purchased by the Fund must meet item 1. The Fund has a policy not to be concentrated in securities of issuers in a particular industry.

SECONDARY GOAL OF FUND

Earning dividend income from common stock securities is a secondary goal. The Fund may invest in companies that consistently increase their dividend payout annually and have adequate free cash flow to pay such dividend as current income to the Fund.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

Narrative Risk Disclosure: An investor could lose money through investment in this Fund. The principal risks of investing in this Fund are:

a)	changing stock market and economic conditions may cause the Fund's total return to go down as well as up over the short-term and even over long periods of time.

b) the Fund's investment strategies may not prove to be effective.

c) there are no assurances that dividend income will be earned from the Fund’s investments.

d) large cash positions, that may be used defensively as discussed in the section 'Temporary Defensive Positions', could prevent the Fund from achieving its stated investment objective of long-term capital appreciation. Temporary Defensive Positions is inconsistent with the Fund's investment strategies and the Fund's investment objectives.

e) our 'Non-diversification Policy' that carries the larger risk associated with any one bad security choice or group of securities representing one sector of the economy as compared to the risk if we were more diversified by holding more securities.

f) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to underperform or lose money.

Who may want to invest in the Fund?

This Fund may be appropriate for investors who can accept the risk of investing in a concentrated portfolio of common stocks; and/or are pursuing a long-term objective such as retirement.

Temporary Defensive Position: The Fund may increase its cash position by investing in some or all of the following securities: cash accounts (such as brokerage cash and/or bank savings accounts), short-term debt securities (BBB or better), high-grade commercial paper (AA or better), and/or U.S. government and government-related obligations (such as U.S. treasury securities). This strategy is to preserve capital during periods of falling common stock prices. These defensive decisions made by the Adviser to protect capital may prevent the Fund from achieving its stated investment objectives.

Illiquid Investments: Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has put into effect a “Liquidity Risk Management Program” (the “LRM”) with procedures to identify illiquid investments as defined by Rule 22e-4. The 15% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that the Fund’s illiquid investments could exceed the 15% limit, for example as a result of stock market disruptions or redemptions. According to the Fund’s LRM, the Fund’s investment portfolio shall consist primarily of highly liquid investments.

Non-diversification Policy: The Fund is non-diversified which means that compared with other Funds, it may invest a greater percentage of its assets in a limited number of issuers. As a result, the risk of investing in a non-diversified Fund is that the Fund's performance may be more susceptible to the performance of an individual company in its portfolio. The Fund seeks only enough diversification in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code.

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See section "TAX CONSEQUENCES" of this prospectus for information about what level of Sub-chapter M is required of the Fund.

Portfolio Holdings

The Fund's policies and procedures with regard to the disclosure of its investment securities is discussed in the Statement of Additional Information ("SAI").

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Management

Investment Adviser: The Emerald Research Corp. (ERC) is the Investment Adviser to the Fund. The address of ERC is: 16 Rimwood Lane, Colts Neck, NJ, 07722. Peter J. Lencki is the president, compliance officer and owner of the Investment Adviser. He is also chairman, president and treasurer of the Fund.

The Investment Adviser will provide the following services to the Fund:

1. Continuous review of the Fund's portfolio.

2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.

3. Pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser.

4. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (That is, when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).

On August 6, 2025, the Directors of the Fund approved the renewal of the advisory contract with ERC. This Agreement will continue on a year-to-year basis provided that approval is voted on at least annually by specific approval of the Fund’s Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund, who are neither party to the agreement or an interested person as defined in the Investment Company Act of 1940, and at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the ERC will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the ERC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services, the Fund has agreed to pay the Investment Adviser a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.79% per year of the averaged total net assets. ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Adviser. The Fund pays all other expenses including; fees and expenses of directors not affiliated with the Adviser; audit, custodian, registration, transfer agent, legal and accounting fees; insurance, interest, taxes, brokerage commissions, record keeping, record maintenance and the expenses of operating its offices.

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ERC will reimburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder's check that fails to clear.

The Fund paid the Adviser 1% of the Fund's average daily net assets for the fiscal year ended 12/31/2025. The discussion regarding the basis for the Board of Directors’ approving any advisory contract of the Fund will be available in the Fund’s Annual Report.

Portfolio Manager ("PM"): Peter J. Lencki is the President of Emerald Research Corporation (the advisor to the Fund) and acts as the President, Treasurer, CEO and Portfolio Manager of the Fund. He has served as the Fund’s Portfolio Manager for the past twenty-three years. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

The Fund's SAI provides additional information about the PM's compensation, other accounts managed by the PM, and PM's ownership of securities in the Fund.

Director and Officer Stock Ownership Policy: To align the interests of our directors and officers with shareholders, a minimum of 100 NorthQuest Capital Fund shares is required to be owned by our directors and officers. The Fund’s stock ownership policy provides a timetable to accumulate the minimum requirement of 100 shares.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PRICING OF FUND SHARES

When and How do We Price: The net asset value of the Fund's shares is determined as of the close (4:00p.m.) each business day the New York Stock Exchange (the “NYSE”) is open Monday through Friday exclusive of any and all legal holidays the NYSE honors by being closed for the day. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national or regional exchange or on the National Association of Securities Dealers Automated Quotation (the “NASDAQ”) market, are determined by the closing prices on the securities’ primary market. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities’ primary market. If market quotations are not readily available for a security owned by the Fund, the security will be assigned a fair value by using a policy adopted by the Fund's Board of Directors.

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Fair Value Pricing: When a price quotation for a portfolio security is not readily available or an event occurs that effects the value of a portfolio security, the Fund’s Board of Directors has established policies for determining fair value in good faith as required by Rule 2a-5 under the 1940 Act. The Fund’s Adviser and an independent director of the Fund will have the responsibility for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board of Directors.

Zero Coupon Bonds and U.S. Government Treasury Notes are priced as quoted by International Data Corporation (“IDC”).

MARKET TIMING POLICY

Market Timing is the excessive short-term trading of mutual fund shares which may increase Fund trading costs, have tax consequences, and disrupt the Fund's investment strategies. The Fund believes that its exposure to harmful market timing risk is low because the Fund's investment portfolio has no common stocks of foreign issuers and prices are readily available for those common stocks in the Fund's portfolio. Currently, the Fund defines "Market Timing" as selling all or a substantial portion of Fund shares within 7 days of purchase, or within 30 days of the purchase, if it happens more than once a year. To protect the Fund from harmful market timing, the Fund's Compliance Officer will monitor trading activity. If the Fund's Compliance officer determines that certain transactions exhibit a pattern of excessive short-term trading, those accounts involved may be "flagged" and future share purchase activity will be restricted or eliminated for those account(s) for such term as the Compliance Officer shall determine. The Fund reserves the right to waive a restriction on or elimination of a shareholder account for certain long-term investors and omnibus accounts. The Fund discourages "Market Timing" and does not accommodate "Market Timing". The Fund always reserves the right to not accept any purchase order.

PURCHASE OF FUND SHARES

The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares ". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund with a check, money order or transfer wire made payable to the NorthQuest Capital Fund. For the convenience of investors, an Account Application is included in every request for this Prospectus, as well as Form W-9. A signed Form W-9 is necessary to avoid mandatory withholding of Federal Taxes from dividends, distributions and redemptions. To open an IRA there is an additional application that must be completed.

The minimum initial purchase is $1,000. Less may be accepted under special circumstances, including, but not limited to: Fund shareholders in custodian accounts and Fund shareholders making additional investments in regular time intervals.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. Telephone privileges to purchase or sell Fund shares are given to those shareholders that indicate the selection of "Telephoned Instructions" on the Fund's application form. The minimum is $100, but less may be accepted under special circumstances.

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Fractional Shares: The Fund offers fractional shares to three decimal places.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. As a result, the Fund must obtain your name, address, date of birth, social security number, and other information to identify the person opening an account. The Fund is required to reject a new account when required information is not provided. Additional information may be required to open accounts for corporations and other entities. The Fund has appointed its compliance officer to monitor and report any money laundering activities.

UNCLAIMED PROPERTY/LOST SHAREHOLDER

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based on statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your State of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate State’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which State has jurisdiction. Please proactively contact the Transfer Agent toll-free at 800-239-9136 at least annually to ensure your account remains in active status.

REDEMPTION OF FUND SHARES

Endorsement Requirements: The Fund will only issue book entry shares and will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper guaranteed endorsements, also known as a signature guarantee will be required for withdrawals unless the shareholder is known to management. A signature guarantee, can be obtained from domestic banks, securities broker dealers, credit unions (if authorized under State law), national securities exchanges or savings associations. A signature guarantee is an assurance your signature is legitimate and protects you from unauthorized account transactions. A notary public cannot provide a signature guarantee.

Redemption Price: The redemption price is the net asset value per share next determined after an order to sell is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

REMEMBER: Checks are sent to your address of record. If you move, please tell us.

If the proceeds of the redemption are requested to be sent to an address different from the address of record or if the Fund is notified of a new address within the last 15 days of the redemption request, the request must be in writing and with a signature guarantee. The Fund is not responsible for interest on redemption amounts due to lost or diverted mail.

Wire and Electronic fees: Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check, bank wire transfer or bank electronic transfer (ACH).

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The cost of a bank wire transfer (currently $20) or bank ACH (currently $25) will be deducted from your account, or from the redemption proceeds if you redeem the entire account. Your bank may also charge a fee.

Overnight Delivery: Redemption proceeds may be sent via overnight delivery for a fee. The overnight fee amount is determined by the courier company selection, distance to destination, optional insurance coverage, and the availability and cost of time-of-day delivery options. The Transfer Agent will deduct the cost of the overnight delivery fee from your account, or from the redemption proceeds if you redeem your entire account.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after tender. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash; however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in-kind distribution. Shareholders would also have continued market risk by holding these securities. The Fund will not issue in kind redemptions using illiquid securities.

EXPENSES

‘Other expenses” shown above for the Fund in section titled “Fees and Expenses of the Fund” includes legal and auditing fees, transfer agency expenses, shareholder report expenses, custodial fees, banking fees, escheatment-related fees, shareholder service fees, and some other expenses.

IRA ACCOUNTS

Individual Retirement Accounts (IRA) are available to eligible individuals. These tax-deferred accounts allow participants to earn interest, dividends or capital gains without taxation until a future date, such as your retirement date or a withdrawal. Some or all of your IRA contributions may be tax deductible in certain IRA accounts depending on your annual income and if your employer has a retirement plan. Withdrawals from these accounts made before the age of 59½ and/or a non-qualifying account (such as a participant's annual contribution exceeding the maximum limit) are generally subject to regular income tax and additional penalty tax. Investors should seek advice and current information from their accountant and/or legal counsel before and after establishing an individual retirement account. Account application forms, plan specific information, and instructions are enclosed with the Fund's prospectus. The Fund offers the following IRA type plans and IRA account transfers:

* Regular IRA * Education IRA * Roth IRA * SEP-IRA * Spousal IRA

* Rollover IRA * Simple IRA * IRA Asset Transfer

To receive IRA information, see section "Initial Investments" in the prospectus.

IRA Trustee

Argent Institutional Trust Company serves as the trustee for the Fund’s IRA accounts.

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IRA Fees

There are no annual account maintenance fees, transfer fees or administrative fees concerning any NorthQuest Capital Fund IRA accounts.

Pension, Profit Sharing and 401-K Plans

Purchase of Fund shares through a business retirement plan are available to the owners, officers and employees who participate in the retirement plan. These accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plan. Advice and current information from an accountant and/or legal counsel is recommended before and after establishing a retirement business plan.

DIVIDENDS AND DISTRIBUTIONS

Reinvestments: The Fund will automatically retain and reinvest the dividend and capital gains distributions. Reinvestment, for the shareholder, will be the net asset value on the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any, to such shareholder in cash.

TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each securities purchase. Not qualifying under Sub-chapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings, after taxes, would still be taxable as received by shareholders.

Tax Distribution: The Fund's distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distribution of any long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold a percentage of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on Form W-9 supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding or that you are exempt from back-up withholding.

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DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load Fund in that investors in the Fund pay no purchase or sales fees and no 12b-1 fees.

PRIVACY POLICY

Privacy Notice

Purpose and Scope

The Privacy Policy establishes administrative, technical, and physical safeguards for the protection of “Shareholder Information” - defined as nonpublic personal information (NPI) of natural persons. It applies to all employees, supervised persons, and service providers.

Collection of Your Personal Information

We collect personal information (such as your name, address, social security number, tax identification number, date of birth, phone number and other information) that you provide us when establishing a shareholder account in the Fund. We also keep record of all securities transactions such as your account balances and transaction histories.

Sharing Your Personal Information

We may share your information with service-related third parties which include the transfer agent, the custodian, and the auditor. The Fund does not otherwise provide non-public personal information about you to outside firms, organizations or individuals except to our attorneys, accountants, governmental and law enforcement officials, as permitted by law.

Protecting Your Personal Information

Keeping your personal information secure is one of our most important responsibilities. Your shareholder information is handled by service providers for the Fund. The Fund restricts access to shareholder information to those service providers who need to know that information to provide products and services to you or to maintain or service those products or services. The Fund maintains physical, electronic, and procedural security measures to protect your personal information and require third party service providers to secure your non-public personal information with the same high degree of confidentiality.

Breach Notification

If the Fund believes the security of your personal information in the possession of our service providers or control may have been compromised, the Fund may seek to notify you subject to applicable laws and regulations governing such notifications.

Policy Updates

The Privacy Policy will be provided to our shareholders annually. The Policy may be modified at any time but you can always review our current Policy on our website at www.northquestfund.com or contact us for a copy of the Privacy Policy by the following options:

By Telephone: 800-239-9136

By Mail:             NorthQuest Capital Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

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FINANCIAL HIGHLIGHTS

Financial Highlights: The financial highlights table is intended to help you understand the Fund's financial performance per share for the period from January 1, 2021 to December 31, 2025. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the "Statement of Additional Information", that is available upon request.

Financial Highlights

For a share of capital stock outstanding throughout the year.

	Year Ended
	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021

Net Asset Value, at Beginning of Year	$ 26.16	$ 24.43	$ 19.38	$ 26.52	$ 21.28

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.16)	(0.09)	(0.04)	(0.10)	(0.20)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.01	3.16	5.33	(6.82)	7.14
Total from Investment Operations	2.85	3.07	5.29	(6.92)	6.94

Distributions from Realized Capital Gains	(0.44)	(1.34)	(0.24)	(0.22)	(1.70)

Net Asset Value, at End of Year	$ 28.57	$ 26.16	$ 24.43	$ 19.38	$ 26.52

Total Return **	10.86%	12.48%	27.28%	(26.09)%	32.58%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,381	$ 8,462	$ 7,918	$ 6,272	$ 8,252
Ratio of Expenses to Average Net Assets	1.40%	1.42%	1.48%	1.51%	1.47%
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.34)%	(0.19)%	(0.45)%	(0.83)%
Portfolio Turnover	11.83%	11.05%	2.47%	26.07%	15.24%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

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WHERE TO GO FOR MORE INFORMATION

You will find more information about The NORTHQUEST CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Information contains additional and more information about the Fund.

Annual and Semi-annual Reports - The Fund will issue to its shareholders semi-annual and audited annual reports. The Fund's fiscal year ends December 31st.

In addition, a discussion of the Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year will be in the annual report.

SHAREHOLDER REPORTS, OTHER INFORMATION, OR SHAREHOLDER INQUIRIES ABOUT THE FUND ARE ALSO AVAILABLE:

1. Call or write to the NorthQuest Capital Fund at the address listed at the bottom of the page. The documents will be sent to you at no charge.

2. Shareholder reports and other information about the Fund are also available:

* Free of charge from the Fund’s website at www.NorthQuestFund.com

* Free of charge from the SEC’s Edgar database on the SEC’s website at http://www.sec.gov.

* For a fee, by email request to publicinfo@sec.gov.

WHY YOU SHOULD READ THIS PROSPECTUS

In this prospectus we present the objectives, risks and strategy of the Fund. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.

TRANSFER AGENT	CUSTODIAN
Mutual Shareholder Services, LLC	Argent Institutional Trust Co.
8000 Town Centre Drive, Suite 400	4343 Easton Common, Ste. 120
Broadview Heights, OH 44147	Columbus, OH 43219

INDEPENDENT RESGISTERED	INVESTMENT ADVISER
PUBLIC ACCOUNTING FIRM	Emerald Research Corporation
Sanville & Company	16 Rimwood Lane
2617 Huntingdon Pike	Colts Neck, NJ 07722
Huntingdon Valley, PA 19006

ADMINISTRATION & COMPLIANCE	BANKING SERVICES
Empirical Administration, LLC	Huntington National Bank
8000 Town Centre Drive, Suite 400	7 Easton Oval
Broadview Heights, OH 44147	Columbus, OH 43219

SEC File Number for the NorthQuest Capital Fund is 811-10419.

PROSPECTUS

NORTHQUEST CAPITAL FUND, INC.

16 Rimwood Lane, Colts Neck, NJ 07722

1-800-239-9136

Ticker Symbol: NQCFX

April 16, 2026

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Part B

STATEMENT OF ADDITIONAL INFORMATION

April 16, 2026

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated April 16, 2026. This SAI incorporates by reference the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2025, which was filed with the Securities and Exchange Commission on February 24, 2026. To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or the telephone numbers that are shown above.

TABLE OF CONTENTS

THE FUND HISTORY	1
DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS	1
TEMPORARY DEFENSIVE POSITION & PORTFOLIO TURNOVER	2
MANAGEMENT OF THE FUND	2
CODE OF ETHICS	5
PROXY VOTING POLICIES	5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	5
INVESTMENT ADVISER	6
OTHER SERVICE PROVIDERS	6
PORTFOLIO MANAGER	7
BROKERAGE ALLOCATION AND OTHER PRACTICES	7
CAPITAL STOCK AND OTHER SECURITIES	8
PURCHASE, REDEMPTION, AND PRICING OF SHARES	8
TAXATION OF THE FUND	8
CALCULATION OF PERFORMANCE DATA	9
FINANCIAL STATEMENTS	10

FUND HISTORY

The NorthQuest Capital Fund, Inc. (also referred to as the "Fund") was incorporated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, non-diversified management investment company.

Investment Strategies and Risks

All investment strategies and risks are discussed in the prospectus. No additional strategies and risks exist to be discussed here. Accordingly, all of the Fund's investment strategies are principal investment strategies.

Disclosure of Portfolio Holdings

The Fund discloses all portfolio holdings on a fiscal quarterly basis by filing with the SEC within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to shareholders on Form N-CSR and in the Fund’s quarterly holdings reports on Form N-PORT. The Form N-CSR report is available and the public portion of Form N-PORT will be available, free of charge, on the SEC website at http://www.sec.gov or by calling the Fund’s toll-free telephone number (800-239-9136).

Disclosure of nonpublic information about the Fund portfolio holdings may occur when there is a legitimate business purpose such as making disclosures to the Fund’s transfer agent, broker-dealer, custodian, and auditing firm, who have a duty to keep information confidential or have been instructed by the Fund to keep information confidential. On an ongoing basis, when necessary, certain parties such as a printing firm will enter into a non-disclosure agreement with the Fund.

Fund Polices

Investment Restrictions: Investment restrictions were selected to aid in maintaining the conservative nature of the Fund. These investment restrictions are the Fund's fundamental investment policies and therefore may not be changed except by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represented by proxy, or B) of more than 50% of the outstanding voting securities, whichever is less. Under the Fund's fundamental investment policies, the Fund may not:

a) Change Fund's Investment Objectives.

b) Borrow money or purchase securities on margin, but may obtain such short-term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

d) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

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e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquired more than 10% of the voting securities of another issuer.

f) Invest in companies for the purpose of acquiring control.

g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

h) Pledge, mortgage or hypothecate any of its assets.

i) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.

j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

k) Issue senior securities.

l) Underwrite securities of other issuers.

m) Invest 25% or more of its assets at the time of purchase in any one industry.

Temporary Defensive Position & Portfolio Turnover

The Fund follows the portfolio management methodology with no exceptions other than those considered to be minor that are discussed in section "Principal Investment Strategies of the Fund" in the Prospectus.

MANAGEMENT OF THE FUND

Board of Directors

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors holds ultimate responsibility for running the Fund and that the Fund operates in accordance with its stated objectives, policies and investment restrictions. The Board oversees the actions of the Fund's officers, portfolio manager, and investment adviser. The Board appoints officers to run the Fund and selects an Investment Advisor to provide investment advice (See section “Investment Adviser” in the Prospectus). It plans to meet at least four times a year to review Fund progress and status.

Risk Oversight

The Board oversees risk as part of its oversight of the Fund. The Fund’s Board leadership positions include a Chairperson and Chief Compliance Officer ("CCO"). The Board selected these leaders from its membership to assist the Board on overseeing Fund operations and to assess any Fund risks. The Board reviews official reports from its CCO, officers, investment adviser, and auditor with regard to any risks facing the Fund. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, or other service providers.

The following qualities provide the careful considerations that led the Board to select an individual to serve on the Fund’s Board of Directors. Generally, no one factor determines the nomination or appointment of an individual to the Board but all nominees should possess: the highest ethics, integrity and values. The following factors are also examined by the Board: (a) the individual's business and professional experience and accomplishments; (b) the individual’s ability to work effectively with other directors: (c) an individual’s skills and knowledge that would benefit the Board; and the individual's

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prior experience, if any, serving in unique institutions and industries. Below is a summary of each Director's professional experience and accomplishments.

Charles G. Camarata – Mr. Camarata is a private investor. He received a B.S degree in accounting/economics and a Master of Business Administration (M.B.A) from Monmouth College in New Jersey.

William S. Foote, Jr. – Mr. Foote is a private investor who has extensive sales experience in the light and heavy-duty outdoor equipment industry. He received a B.S degree in Business Administration and a Master of Business Administration (M.B.A.) from Monmouth College in New Jersey.

Peter J. Lencki - Mr. Lencki has investment management and research experience as President of an investment advisory company, ERC, since 1996. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

George Sikora – Mr. Sikora is a private investor. He served in the U.S Army and in law enforcement as a police officer in Bayonne, New Jersey.

Sara M. Sommerhalter – Ms. Sommerhalter is a Senior Operations Coordinator at Various, Inc. She received a Bachelor degree in Psychology and a minor in Business from Manhattan College in New York.

Management Information

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Other
Interested *				Director
	Position(s)	Term of Office	Principal	Positions
	Held With	& Length of	Occupation	Held by
Name and address **	Fund & Age	Time Served	Past 5 Yrs.	Director

Peter J. Lencki *	Chairman	1 Year Term	Portfolio Manager	None
	President	24 Years	NorthQuest Capital Fund
	Treasurer		Colts Neck, NJ
Age 71

Mary E. Lencki *	Secretary	1 Year Term	Nurse	N/A
	Age 68	24 Years	Brighton Gardens
Assisted Living
Middletown, NJ

Sara M. Sommerhalter *	Director	1 Year Term	Senior Operations	None
	Age 39	New	Coordinator
Mountain View, CA

Independent
Charles G. Camarata	Lead Director	1 Year Term	Private Investor	None
	Age 81	14 Years

William S. Foote, Jr.	Director	1 Year Term	Private Investor	None
	Age 81	11 Years

George Sikora	Director	1 Year Term	Private Investor	None
	Age 79	10 Year

Footnotes:

* Directors of the Fund are considered "Interested persons", as define in the Investment Company Act of 1940, because these individuals are affiliated with the Investment Adviser. Mary Lencki, Peter Lencki, and Sara Sommerhalter are considered “Interested persons” because they are affiliated with the Investment Advisor and also have a family relationship. The children of Mary and Peter Lencki own shares in the Fund.

** The address for each Director is 16 Rimwood Lane, Colts Neck, NJ 07722

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Director and Officer Ownership of Fund Shares:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of	Investment Companies Overseen
Name	Equity Securities	by Director in Family of
	in the Fund **	Investment Companies

Mary E. Lencki	$ 10,001 - $ 50,000	N/A
Peter J. Lencki	Over - $1,200,000	Over -$ 1,200,000

Charles G. Camarata	$ 1 - $ 10,000	$ 1 - $ 10,000
William S. Foote, Jr.	$ 1 - $ 10,000	$ 1 - $ 10,000
George Sikora	$ 10,000 - $ 50,000	$ 10,000 - $ 50,000
Sara M. Sommerhalter	$ 50,001 - $ 100,000	$ 50,001 - $ 100,000

Footnote: ** Valuation date as of March 27, 2026.

Certain Transactions: Neither the Independent Directors nor members of their immediate family, own securities beneficially or of record in ERC, the Investment Adviser, or any affiliate of the Investment Adviser. Neither the Independent Directors nor members of their immediate family have conducted any transactions, or series of transactions, during the two most recently completed calendar years, in which the amount exceeded $120,000, in the Investment Adviser or any affiliate of the Investment Adviser.

Compensation of Directors: The Fund does not pay any fees to, or reimburse expenses to, its directors who are considered "Interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2025 is set forth below. The Investment Adviser does not provide investment advisory services to any other investment companies registered under the 1940 Act other than the Fund.

Name	Aggregate	Pension or	Total
of Directors	Compensation	Retirement	Compensation
and Officers	the Fund	Benefits from Fund	from Fund

Charles G. Camarata	$250	$0	$250
William S. Foote, Jr.	$250	$0	$250
Mary E. Lencki	$0	$0	$0
Peter J. Lencki	$0	$0	$0
George Sikora	$250	$0	$250

Sales Load: The Fund does not charge a sales load.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the NorthQuest Capital Fund, Inc. (the "Fund"), the Fund and ERC have adopted a Code of Ethics and procedures for implementing the provisions of the code. The personnel of the Fund and Investment Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

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PROXY VOTING POLICIES

The Fund exercises its voting rights in the best interests of the Fund when voting proxies with regard to securities held or purchased by the Fund. Proxies that propose offering additional stock options to their managers or compensate management excessively are usually voted down by the Fund. Generally, the Fund votes in favor of proxies that propose the repurchase of the issuer's shares without increasing the issuer's debt. For all other proposals, the Fund will evaluate whether a proposal is in the best interests of Fund shareholders and take into account the following factors such as: (a) is the proposal considering past and future performance when compensating management; (b) is the proposal in conflict with the company's long-term strategies; and (c) is the proposal in keeping with high ethical standards and corporate governance.

To obtain the Fund's voting policies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, without charge, call the Fund's toll-free telephone number (800-239-9136) or go to the SEC internet site at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

Major Shareholders: As of March 27, 2026, shareholders on record who own 5% or more of the outstanding shares of the Fund as follows:

Name	Address	Percent
Rene A. Lencki (1)	Carthage, MO	19.19%
Peter J. Lencki (2)	Colts Neck, NJ	13.75%
Molly M. Lencki	North Palm Beach, FL	7.58%
Carol A. Gross	Farmingdale, NJ	5.61%
John & Susan Padovano	Colts Neck, NJ	5.28%

(1)	Includes 13,729 shares jointly owned by Rene’s and her spouse Shaun Lencki.
(2)	Includes 1,120 shares held by Mary E. Lencki. Mary also jointly owns 13,320 shares in Peter’s IRA. Peter and Mary are spouses.

Management Ownership

All officers and directors of the Fund own 48,934 shares (14.90%) of the outstanding shares of the Fund.

Director and Officer Stock Ownership Policy

Directors and officers are required to own a minimum of 100 Fund shares. The Fund’s stock ownership policy provides a timetable to accumulate the minimum of 100 shares.

All of our directors and officers have complied with our stock ownership policy for 2025.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Investment Advisory Contract between the Fund and Emerald Research Corporation (“ERC”), the investment adviser, has been renewed by the Fund's Board including a majority of the independent directors at a meeting on August 6, 2025.

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ERC was formed on March 8, 1996 and is currently owned and controlled by Peter Lencki, an officer, director, and affiliate of the Fund. Peter Lencki is President and owner (100%) of ERC. Mary Lencki, the Fund's Secretary, is affiliated with the Investment Advisor (her spouse is Peter Lencki). Sara Sommerhalter, a Fund director, is affiliated with the Investment Advisor since she is the daughter of Peter and Mary Lencki.

Board Discussion on Renewing Fund's Advisory Contract

The discussion regarding the basis for approving the renewal of any advisory contract with the Fund will be available in the Fund's Annual Report.

Services Provided by, and Fees Paid to, the Investment Adviser

The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Adviser" in prospectus. ERC has an agreement with the Fund to pay the Fund's startup expenses and to absorb sufficient expenses to hold the total expenses of the Fund to equal to or less than 1.79% per year of the averaged total net assets of the Fund. The advisory fee paid by the Fund is 1% per year of the averaged total net assets of the Fund. This fee is computed daily and is payable monthly.

PRINCIPAL UNDERWRITER - See section "UNDERWRITERS OF THE FUND".

OTHER SERVICE PROVIDERS

Transfer Agent

Mutual Shareholder Services, LLC (the “MSS”) is the Fund’s transfer agent and dividend disbursing agent. MSS processes shareholder requests for the purchase or redemption of Fund shares and sends statements of ownership to shareholders. MSS is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Independent Registered Public Accounting Firm

Sanville & Company is the independent registered public accounting firm which was selected by the Fund to perform the annual audit of the Fund’s financial statements. Their offices are located at 2617 Huntingdon Pike, Huntingdon Valley, PA 19006.

Accounting Services

MSS has been selected to provide accounting services such as preparing and filing required financial reports; calculating the Fund’s daily net asset value (the “NAV”); reporting the daily NAV to the NASDAQ; and performing other related services for the Fund.

Banking Services

The Huntington National Bank (the “HNB”) safely maintains and manages the Fund’s checking and savings accounts. The bank is located at 7 Easton Oval, Columbus, OH 43219.

Custodian

The Argent Institutional Trust Company (the “AITC”) is the custodian of the Fund’s investments. The custodian safeguards and protects the Fund’s portfolio securities and investments, pays out funds as instructed, collects income, and maintains records in connection with its duties. AITC is a non-depository and non-lending institution that has a banking agreement with Huntington National Bank (the “HNB”)

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that grants authorization to HNB to maintain and manage the Fund’s bank accounts, accepts deposits, and provides other banking services. The custodian is located at 4343 Easton Commons, Suite 120, Columbus, OH 43219.

Administration and Compliance Services

The Empirical Administration, LLC has been selected to provide administrative and compliance services. It is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Third-Party Payments & Service Agreements

There are no third-party payments of any kind or service agreements with any organization or individual other than the Investment Adviser and those firms described in the previous section “Other Service Providers”.

Dealer Re-allowances and Other Services

There are no dealer re-allowances, Rule 12b-1 plans, paid advertising, compensation to underwriters or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolicited requests.

PORTFOLIO MANAGER

Peter J. Lencki is the Fund's Portfolio Manager and is responsible for the daily management of the Fund's investment portfolio. He is a member of the Fund's Board of Directors. Peter Lencki is the President, Treasurer, CCO and CEO of the Fund. Mr. Lencki is also the President and owner of Fund's investment adviser, ERC.

At this time Mr. Lencki does not manage accounts for any other registered investment companies or other pooled investment vehicles or any other accounts. Peter Lencki has 2 shareholder accounts in the Fund in the dollar range of over $1,200,000 as of March 27, 2026.

The Fund paid the Adviser 1% of the Fund's average daily net assets. The Advisor has contractually agreed through August 10, 2026 to reimburse the Fund for expenses that exceed 1.79% per year of the average total net assets of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price.

Commissions

The Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid by the Fund on a quarterly basis.

Brokerage Selection

The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for securities as per the Fund’s investment portfolio based on recommendations from the Portfolio Manager. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies,

7

industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser. The Fund will not pay higher brokerage commissions for soft dollar credits.

Directed Brokerage and Regular Broker-Dealers

The Fund and Investment Adviser receive unsolicited solicitations and literature from many brokers. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of NorthQuest Capital common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Fund. See section "Purchase of Fund Shares" in the prospectus for more information.

Offering Price and Redemption in Kind

The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in section "Pricing of Fund Shares" in our Prospectus. Redemption in kind is discussed in section "Redemption of Fund Shares" in the Fund's Prospectus.

TAXATION OF THE FUND

Taxation of the Fund is discussed in section "Tax Consequences" in the Fund's Prospectus.

UNDERWRITERS OF THE FUND

The Fund has no underwriter because the Fund sells its shares directly to the public.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable value for a hypothetical $1000 investment made over the period of 1 year, 5 years and 10 years according to the following formula:

n

P (1+T) = ERV

Where: P = a hypothetical initial payment of $1000; T = average annual total return; n = number of years; and ERV = ending redeemable value.

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		Average Annual	Ending Redeemable Value
Period	Initial Purchase	Return	12/31/2025

1 Year	$1,000	10.86%	$ 1,109
12/31/24-12/31/25

5 Years	$1,000	9.23%	$ 1,555
12/31/20-12/31/25

10 Years	$1,000	12.91%	$ 3,368
12/31/15-12/31/25

As with all mutual funds past results are not an indication of future performance.

Average Annual Total Return (After Taxes on Distribution): * The average annual total return (after taxes on distribution) is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending value, according to the following formula:

n

P (1+T) = ATV

D

Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; ATV = ending value of a hypothetical $1,000; D = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

		Average Annual	Ending Redeemable Value
Period	Initial Purchase	Return	12/31/2025

1 Year	$1,000	10.47%	$ 1,105
12/31/24-12/31/25

5 Years	$1,000	8.49%	$ 1,503
12/31/20-12/31/25

10 Years	$1,000	11.55%	$ 2,984
12/31/15-12/31/25

Average Annual Total Return (After Taxes on Distributions and Redemption):

* The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

n

P (1+T) = ATV

DR

Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years; ATV = ending value of a hypothetical $1,000; DR = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

9

		Average Annual	Ending Redeemable Value
Period	Initial Purchase	Return	12/31/2025

1 Year	$1,000	6.72%	$ 1,067
12/31/24-12/31/25

5 Years	$1,000	7.23%	$ 1,418
12/31/20-12/31/25

10 Years	$1,000	10.35%	$ 2,679
12/31/15-12/31/25

* After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. As with all mutual funds past results are not an indication of future performance.

FINANCIAL STATEMENTS

The Financial Statements and Report of Independent Registered Public Accounting Firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2025. The Fund will provide the Annual Report without charge at written or telephone request.

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FORM N-1A

PART C - OTHER INFORMATION

Contents	Page #

1. Exhibit Index	1
2. Persons Controlled by or Under Common Control with the Fund	2
3. Indemnification	2
4. Business and other Connections of the Investment Adviser	2
5. Principal Underwriters	2
6. Location of Accounts & Records	2
7. Management Services	3
8. Undertakings	3
9. Signatures	4

- iv

Item 28. Exhibit Index

a) Articles of Incorporation (Incorporated by reference to Registrant's Post-Effective Amendment No.1 filed on 1/14/02 under filing #333-63416)

b) By-Laws (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)

c) Instruments Defining Rights of Security Holders – None

d) Investment Advisory Agreement – Between Registrant and Emerald Research Corporation is filed as Exhibit 99.d is filed herewith.

e) Underwriting Contracts – None

f) Bonus or Profit-Sharing Contracts – None

g) Custodian Agreement – Between Registrant and Huntington National Bank (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on 03/21/2014 under filing 333-63416)

g1) Custodian Agreement – Between Registrant and Argent Institutional Trust Company is filed as Exhibit 99.g1 is filed herewith.

h) Other Material Contracts - Financial Institution Bond (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)

h1) Other Material Contracts - Reimbursement Agreements (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)

h2) Other Material Contracts - Delaware Charter/ERC Agreement (Incorporated by reference to Registrant's Post-Effective Amendment No.4 on 4/16/04 under filing #333-63416)

h3) Other Material Contract – Transfer Agent Agreement Between Registrant and Mutual Shareholder Services, LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on 03/21/2014 under filing 333-63416).

h4) Other Material Contract – Accounting Services Agreement dated Between Registrant and Mutual Shareholder Services, LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on 03/21/2014 under filing 333-63416).

h5) Other Material Contract – Administration and Compliance Services Agreement dated Between Registrant and Empirical Administration, LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 on 4/03/2020 under filing 333-63416).

i) Legal Opinion (Incorporated by reference to Registrant's Post-Effective Amendment No.1 on 1/14/02 under filing #333-63416)

j) Other Opinions – Consent of Independent Registered Public Accounting Firm, Sanville & Company, is filed as Exhibit 99.j herewith.

k) Omitted Financial Statements - None

l) Initial Capital Agreements – None

m) Rule 12b-1 Plan – None

n) Rule 18f-3 Plan – None

p) Code of Ethics – is filed as Exhibit 99.p herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund – None

Item 30. Indemnification –

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Article XII, Section 3 of the Fund’s By-laws states that each director and officer of the corporation shall be indemnified by the corporation against reasonable costs and expenses incurred by him/her in connection with any action, suit or proceeding to which he/she may be made a party by reason of his/her being or having been a director or officer of the corporation, except in relation to any action, suits or proceedings in which he/she has been adjudged liable because of misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

Item 31. Business and other Connections of Investment Adviser –

The Emerald Research Corporation serves as the Investment Adviser as per an Investment Advisory Contract currently effective with the NorthQuest Capital Fund, Inc. Mr. Peter J. Lencki is President and owner of Emerald Research Corporation.

Item 32. Principal Underwriters – None

Item 33. Location of Accounts & Records - Books and records required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, are maintained as follows:

For Administration – NorthQuest Capital Fund, Inc.

16 Rimwood Lane, Colts Neck, NJ 07722

For Investment Adviser – Emerald Research Corporation

16 Rimwood Lane, Colts Neck, NJ 07722

For Transfer Agency and Accounting – Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147

For Custody – Argent Institutional Trust Company

4343 Easton Commons, Suite 120, Columbus, OH 43219

Item 34. Management services – None

Item 35. Undertakings - None

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Colts Neck and State of New Jersey on the 16th day of April, 2026.

The NorthQuest Capital Fund, Inc. By: /s/ Peter J. Lencki

Peter J. Lencki

President, Treasurer, and CEO

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

By: /s/ Peter J. Lencki	President, Treasurer, and CEO
Peter J. Lencki	(Principal Executive Officer)	04/16/2026
(Principal Financial Officer)
Director

By: /s/ Mary E. Lencki	Secretary
Mary E. Lencki		04/16/2026

By: /s/ Charles G. Camarata	Director
Charles G. Camarata		04/16/2026

By: /s/ William S. Foote, Jr.	Director
William S. Foote, Jr.		04/16/2026

By: /s/ George Sikora	Director
George Sikora		04/16/2026

By: /s/ Sara M. Sommerhalter	Director
Sara M. Sommerhalter		04/16/2026